UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2015

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

General Electric Company (the Company) is filing this Form 8-K to revise certain financial information in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 (2014 Form 10-K) to reflect the required reclassification of our Real Estate business to discontinued operations. This revised financial information includes our 2014 annual financial statements and related Management's Discussion & Analysis.

The sale of the Real Estate business is one part of a plan (the GE Capital Exit Plan) that is described below.  Information in our  2014 annual financial statements and  related Management's Discussion & Analysis has not been updated to reflect aspects of the GE Capital Exit Plan, other than the required reclassification of the Real Estate business to discontinued operations. For example, we have not updated such financial information for the effects of the GE Capital Exit Plan as it relates to our strategy to achieve a certain percentage of our operating earnings from industrial businesses, our ending net investment (ENI) reduction targets, our expected repatriation of non-U.S. earnings, our liquidity and borrowings plans or debt rating changes. Other information in the 2014 Form 10-K has not been updated for events or developments that occurred subsequent to the filing of the 2014 Form 10-K with the U.S. Securities and Exchange Commission and therefore, such other information, including exhibits, only speak as of the original filing date. As a result, the information in this Form 8-K, including exhibits, should be read in conjunction with and evaluated in light of the information disclosed in our Securities and Exchange Commission filings made after the date of the 2014 10-K, including the Form 8-K referred to below and our quarterly filings on Forms 10-Q. Also, for additional information about our discontinued Real Estate business, refer to our 2014 Form 10-K.

As described in our Form 8-K filed on April 10, 2015, the Company announced the GE Capital Exit Plan to reduce the size of its financial services businesses through the sale of most of the assets of General Electric Capital Corporation (GECC) over the next 24 months, and to focus on continued investment and growth in the Company's industrial businesses. Under the GE Capital Exit Plan, which was approved on April 2, 2015 and aspects of which were approved on March 31, 2015, the Company will retain certain GECC businesses, principally its vertical financing businesses—GE Capital Aviation Services (GECAS), Energy Financial Services and Healthcare Equipment Finance—that directly relate to the Company's core industrial domain and other operations, including Working Capital Solutions and our run-off insurance activities. The assets planned for disposition include Real Estate, most of Commercial Lending and Leasing and all Consumer platforms (including all U.S. banking assets). The Company expects to execute this strategy using an efficient approach for exiting non-vertical assets that works for the Company's and GECC's debt holders and the Company's shareowners. An element of this approach involves a merger of GECC into the Company to assure compliance with debt covenants as GECC exits non-vertical assets, and the creation of a new intermediate holding company to hold GECC's businesses after the merger. The Company has discussed the GE Capital Exit Plan, aspects of which are subject to regulatory review and approval, with its regulators and staff of the Financial Stability Oversight Council (FSOC) and will work closely with these bodies to take the actions necessary over time to terminate the FSOC's designation of GECC (and the new intermediate holding company, as applicable) as a nonbank systemically important financial institution (nonbank SIFI).

As part of the GE Capital Exit Plan, we agreed to sell the substantial majority of GECC's Real Estate debt and equity portfolio to funds managed by The Blackstone Group (which, at closing, intends to sell a portion of this portfolio to Wells Fargo & Company), and also have letters of intent with other buyers for the majority of the remaining commercial real estate assets. In total, these deals are valued at approximately $26.5 billion.

As part of the GE Capital Exit Plan, on April 10, 2015, the Company and GECC entered into an amendment to their existing financial support agreement. Under this amendment (the Amendment), the Company has provided a full and unconditional guarantee (the Guarantee) of the payment of principal and interest on all tradable senior and subordinated outstanding long-term debt securities and all commercial paper issued or guaranteed by GECC identified in the Amendment. In the aggregate, the Guarantee applied to approximately $210 billion of GECC debt as of April 10, 2015. The Guarantee replaced the requirement that the Company make certain income maintenance payments to GECC in certain circumstances. GECC's U.S. public indentures were concurrently amended to provide the full and unconditional guarantee by the Company set forth in the Guarantee.

In connection with the GE Capital Exit Plan, the Company estimates it will incur approximately $23 billion in after-tax charges through 2016, approximately $6 billion of which are expected to result in future net cash expenditures. These charges are expected to relate to: business dispositions, including goodwill allocations (approximately $13 billion), tax expense related to expected repatriation of foreign earnings and write-off of deferred tax assets (approximately $7 billion), and restructuring and other charges (approximately $3 billion).

We recorded $16.1 billion of after-tax charges ($13.8 billion of which is attributable to continuing operations and $2.4 billion of which is attributable to discontinued operations) in the first quarter of 2015 related to the GE Capital Exit Plan. The first quarter charges recorded in continuing operations include tax expense related to expected repatriation of foreign earnings and write-off of deferred tax assets ($6.0 billion), asset impairments due to shortened hold periods ($5.0 billion), and charges on businesses held for sale ($2.8 billion), including goodwill allocation.

Item 9.01 Financial Statements and Exhibits.

•	Exhibit 23 – Consent of KPMG LLP.
•	Exhibit 31(a) – Certification Pursuant to Rules 13a-14(a) or 15d-14(a) under the Securities Exchange Act of 1934, as Amended
•	Exhibit 31(b) – Certification Pursuant to Rules 13a-14(a) or 15d-14(a) under the Securities Exchange Act of 1934, as Amended
•	Exhibit 32 – Certification Pursuant to 18 U.S.C. Section 1350

The following exhibits filed with this Form 8-K and incorporated herein by reference revise and supersede only those portions of our 2014 10-K that are most affected by the Real Estate business being reclassified to discontinued operations.

All other information in our 2014 Form 10-K has not been updated for events or developments that occurred subsequent to the filing of the 2014 Form 10-K with the U.S. Securities and Exchange Commission. For developments since the filing of the 2014 Form 10-K, please refer to the Company's Forms 8-K and 10-Q filed since the filing of the 2014 Form 10-K. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2014 Form 10-K and subsequent SEC filings.

•	Exhibit 99(a) – Revised Annual Results for the Five Years Ended December 31,2014, and Quarterly Results for 2014 and 2013.
•
Exhibit 99(b) – Complete Revised Management's Discussion and Analysis and Consolidated Financial Statements from our 2014 10-K. Financial statements in this exhibit are now our historical financial statements.

•	Exhibit 99(c) – Revised Computation of Ratio of Earnings to Fixed Charges.
•	Exhibit 99(d) – Revised Computation of Ratio of Earning to Combined Fixed Charges and Preferred Stock Dividends.
•
Exhibit 101 – The following materials from General Electric Company's Report on Form 8-K dated March 31, 2015, formatted in XBRL (eXtensible Business Reporting Language); (i) Statement of Earnings for the years ended December 31, 2014, 2013 and 2012, (ii) Consolidated Statement of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012, (iii) Consolidated Statement of Changes in Shareowners' Equity for the years ended December 31, 2014, 2013 and 2012, (iv) Statement of Financial Position at December 31, 2014 and 2013, (v) Statement of Cash Flows for the years ended December 31, 2014, 2013 and 2012, and (vi) the Notes to Consolidated Financial Statements.

Forward-Looking Statements

This document contains "forward-looking statements" – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target."

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about our announced plan to reduce the size of our financial services businesses, including expected cash and non-cash charges associated with this plan; expected income; earnings per share; revenues; organic growth; margins; cost structure; restructuring charges; cash flows; return on capital; capital expenditures, capital allocation or capital structure; dividends; and the split between Industrial and GE Capital earnings.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include:
•
obtaining (or the timing of obtaining) any required regulatory reviews or approvals or any other consents or approvals associated with our announced plan to reduce the size of our financial services businesses;

•	our ability to complete incremental asset sales as part of this plan in a timely manner (or at all) and at the prices we have assumed;
•
changes in law, economic and financial conditions, including interest and exchange rate volatility, commodity and equity prices and the value of financial assets, including the impact of these conditions on our ability to sell or the value of incremental assets to be sold as part of this plan as well as other aspects of this plan;

•	the impact of conditions in the financial and credit markets on the availability and cost of GECC's funding, and GECC's exposure to counterparties;
•	the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults;
•	pending and future mortgage loan repurchase claims and other litigation claims in connection with WMC, which may affect our estimates of liability, including possible loss estimates;
•	our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so;
•	the adequacy of our cash flows and earnings and other conditions which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels;
•	GECC's ability to pay dividends to GE at the planned level, which may be affected by GECC's cash flows and earnings, financial services regulation and oversight, and other factors;
•	our ability to convert pre-order commitments/wins into orders;
•	the price we realize on orders since commitments/wins are stated at list prices;
•
customer actions or developments such as early aircraft retirements or reduced energy demand and other factors that may affect the level of demand and financial performance of the major industries and customers we serve;

•	the effectiveness of our risk management framework;
•	the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation and litigation;
•
adverse market conditions, timing of and ability to obtain required bank regulatory approvals, or other factors relating to us or Synchrony Financial that could prevent us from completing the Synchrony Financial split-off as planned;

•	our capital allocation plans, as such plans may change including with respect to the timing and size of share repurchases, acquisitions, joint ventures, dispositions and other strategic actions;
•
our success in completing, including obtaining regulatory approvals for, announced transactions, such as the proposed transactions and alliances with Alstom, Appliances and Real Estate, and our ability to realize anticipated earnings and savings;

•	our success in integrating acquired businesses and operating joint ventures;
•	the impact of potential information technology or data security breaches; and
•	the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014.

These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements. This document includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: May 8, 2015	/s/ Jan R. Hauser
Jan R. Hauser Vice President and Controller